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                           EXHIBIT 32


                    SECTION 906 CERTIFICATION


   The following statement is provided by the undersigned to accompany the Annual Report on Form 10-K for the fiscal year ended June 30, 2003 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law.

   Each of the undersigned certifies that the foregoing Annual Report on Form 10-K fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C.
78m) and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of DeVry Inc.


September 24, 2003

                                /s/ Norman M. Levine
                                -------------------------------
                                Senior Vice President and Chief
                                Financial Officer



                                /s/ Ronald L. Taylor
                                --------------------------------
                                President and Co-Chief Executive
                                Officer



                                /s/ Dennis J. Keller
                                -------------------------------
                                Chairman and Co-Chief Executive
                                Officer